EXECUTION VERSION
Exhibit 10.1
Fifth Street Finance Corp.
$150,000,000 5.375% Convertible Senior Notes due 2016

Purchase Agreement
April 7, 2011
J.P. Morgan Securities LLC
Morgan Stanley & Co. Incorporated
c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
As representatives (the “Representatives”) of the several Initial Purchasers named in Schedule I hereto
Ladies and Gentlemen:
     Fifth Street Finance Corp., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the initial purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated are acting as representatives (in such capacity, the “Representatives”), $150,000,000 aggregate principal amount of 5.375% Convertible Senior Notes due 2016 (the “Convertible Notes”) of the Company (the “Initial Securities”), and at the election of the Initial Purchasers, up to $22,500,000 aggregate principal amount of additional Convertible Notes (the “Option Securities”) of the Company (the Initial Securities and the Option Securities that the Initial Purchasers elect to purchase pursuant to Section 3 hereof being collectively called, the “Securities”).
     The Securities will be issued under an indenture to be dated as of April 12, 2011 (the “Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee. The Securities will be issued to Cede & Co. as nominee of the Depository Trust Company (“DTC”) pursuant to a blanket letter of representations (the “DTC Agreement”), between the Company and DTC. The Securities will be convertible into shares (the “Underlying Securities”) of common stock of the Company, $0.01 par value per share (the “Common Stock”).
     The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum, dated April 6, 2011 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company and the Securities. Copies of the

Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.
     On January 2, 2008, Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940, (File No. 814-00755) (the “Notification of Election”) was filed with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”), pursuant to which the Company elected to be treated as a business development company (“BDC”).
     The Company has entered into an amended and restated investment advisory and management agreement, dated as of April 30, 2008 (the “Investment Advisory Agreement”), with Fifth Street Management LLC, a Delaware limited liability company (the “Adviser”), registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (the “Advisers Act”).
     The Company has entered into an administration agreement, dated as of December 14, 2007 (the “Administration Agreement”), with FSC, Inc., a New York corporation (the “Administrator”).
     This Agreement, the Indenture, the Securities, the Underlying Securities, the Investment Advisory Agreement, the Administration Agreement and the Custody Agreement (as defined below) are hereinafter called, collectively, the “Transaction Documents.”
     1. The Company represents and warrants to and agrees with each of the Initial Purchasers, and the Adviser and the Administrator, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers, that:
          (a) The Preliminary Offering Memorandum, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. For purposes of this Agreement, the “Applicable Time” is 7:35 a.m. (Eastern time) on April 7, 2011. At or prior to the Applicable Time, the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Schedule II(b) hereto. The Time of Sale Information, at the Applicable Time, did not, and at each Time of Delivery (as defined herein) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Offering Memorandum, as of its date and at each Time of Delivery, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Additional Disclosure Item (as defined in Section 7 hereof) listed on Schedule II(a) hereto does not and will not conflict with the information contained in the Time of Sale Information or the Offering Memorandum and each such Additional Disclosure Item, as supplemented by and taken together with the Time of Sale Information as of the Applicable Time, did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Initial Purchaser Content (as defined below);
          (b) There are no contracts or agreements that would be required to be described in the Time of Sale Information if the offering of the Securities was pursuant to a registration statement under the Act that are not described in the Time of Sale Information or the Offering Memorandum, as applicable;
          (c) None of Fifth Street Funding, LLC, a Delaware limited liability company (“Funding”), FSFC Holdings, Inc., a Delaware corporation, FSF/MP Holdings, Inc., a Delaware corporation, Fifth Street Mezzanine Partners IV, L.P., a Delaware limited partnership, Fifth Street Fund of Funds, LLC, a Delaware limited liability company and FSMP IV GP, LLC, a Delaware limited liability company (collectively, the “Subsidiaries”) or the Company has sustained since the date of the latest audited financial statements included in the Time of Sale Information any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information; and, since the date as of which information is given in the Time of Sale Information, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries (any such change or development is hereinafter referred to as a “Material Adverse Change”), otherwise than as set forth in the Time of Sale Information; and other than the Subsidiaries, the Company has no other subsidiaries;
          (d) The Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Information or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries; the Company and its Subsidiaries own, lease or have access to all properties and other assets that are necessary to the conduct of their business as described in the Time of Sale Information and the Offering Memorandum;
          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Subsidiary of the Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum, and has been duly qualified as a foreign corporation or entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;
          (f) The Company has an authorized, issued and outstanding capitalization as set forth in the Time of Sale Information and the Offering Memorandum under the caption “Capitalization” and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of such capital stock contained in the Time of Sale Information and the Offering Memorandum; and other than the lien granted by the Company on all of its equity interests in Funding in connection with the Company’s $100 million credit facility with Wells Fargo Bank, National Association, all of the issued equity capital of each Subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable and is owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;
          (g) The Securities to be issued and sold by the Company to the Initial Purchasers hereunder have been duly and validly authorized and, when duly executed, authenticated, issued and delivered as provided in the Indenture against payment therefor as provided herein, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law) (collectively, the “Enforceability Exceptions”), and will be entitled to the benefits of the Indenture. The Securities will conform in all material respects to the description of the Securities contained in the Time of Sale Information and the Offering Memorandum, and the offer and sale of the Securities as contemplated hereby has been duly approved by all necessary corporate action;
          (h) This Agreement has been duly authorized, executed and delivered by the Company; each of the License Agreement, dated as of December 14, 2007 (the “License Agreement”), between the Company and Fifth Street Capital LLC, the Custody Agreement, dated as of January 31, 2011 (the “Custody Agreement”), between the Company and U.S. Bank National Association, the Investment Advisory Agreement and the Administration Agreement have been duly authorized, executed and delivered by the Company and constitute valid, binding and enforceable agreements of the Company, subject, as to enforcement, to the Enforceability Exceptions; and the Investment Advisory Agreement has been approved by the Company’s board of directors and stockholders in accordance with Section 15 of the Investment Company Act, contains the applicable provisions required by Section 205 of the Advisers Act and Section 15 of the Investment Company Act and otherwise complies in all material respects with the requirements of the Advisers Act and the Investment Company Act;
          (i) The Indenture has been duly authorized and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions; and at the First Time of Delivery (as defined below), the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder. The Indenture conforms in all material respects to the description thereof contained in the Time of Sale Information and the Offering Memorandum;
          (j) Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into shares of the Underlying Securities in accordance with the terms of the Securities and the Indenture; the Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon conversion of the Securities in accordance with the terms of the Securities and the Indenture, will be duly and validly issued and fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive, co-sale right, rights of first refusal or other similar rights of any security holder of the Company or any other person. The Underlying Securities will conform to the description thereof contained in the Time of Sale Information and the Offering Memorandum;
          (k) Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, none of the execution, delivery and performance of this Agreement, the Indenture, or the Securities, the issuance and sale of the Securities (including the issuance of the Underlying Securities upon conversion thereof) or the consummation of the transactions contemplated hereby and thereby, will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, or (ii) result in any violation of the provisions of the Restated Certificate of Incorporation or the Amended and Restated Bylaws (the “Bylaws”) of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties except, with respect to clause (i), to the extent that any such conflict, breach or violation would not, individually or in the aggregate, result in a Material Adverse Change; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery or performance of any of the Transaction Documents, or the consummation of the transactions contemplated hereby and thereby (including the issuance of the Underlying Securities upon conversion thereof), except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers and such consents, approvals, authorization, registrations or qualifications which have been obtained or effected;
          (l) Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or any other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;
          (m) The statements set forth in the Time of Sale Information and the Offering Memorandum under the captions “Description of Notes” and “Description of Our Capital Stock”, insofar as they purport to constitute a summary of the terms of the Securities and the Underlying Securities, respectively, and under the captions “Regulation”, “Material U.S. Federal Income Tax Considerations” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;
          (n) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be a “registered management investment company”, as such term is used in the Investment Company Act;
          (o) Other than as set forth in the Time of Sale Information, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the

Company and its Subsidiaries; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
          (p) The Company has duly elected to be regulated by the Commission as a BDC under the Investment Company Act, and no order of suspension or revocation has been issued or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission. Such election has not been withdrawn and the provisions of the Company’s Restated Certificate of Incorporation and Bylaws and compliance by the Company with the investment objective, policies and restrictions described in the Time of Sale Information and the Offering Memorandum, will not conflict with the provisions of the Investment Company Act applicable to the Company;
          (q) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company, are independent public accountants of the Company as required by the Act and the rules and regulations of the Commission thereunder;
          (r) Grant Thornton LLP, who have certified certain financial statements of the Company, were independent public accountants of the Company as required by the Act and the rules and regulations of the Commission thereunder at that time of such certification;
          (s) The financial statements included in the Time of Sale Information and the Offering Memorandum, together with the related notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, changes in net assets, cash flows and financial highlights of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected financial data included in the Time of Sale Information and the Offering Memorandum present fairly the information shown therein and was compiled on a basis consistent with that of the audited financial statements included in the Time of Sale Information and the Offering Memorandum;
          (t) The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization and with the investment objective, policies and restrictions of the Company and the applicable requirements of the Investment Company Act and the Code (as defined below); (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets and to maintain material compliance with the books and records requirements under the Investment Company Act; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Information, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness (whether or not remediated) in the Company’s internal control over financial reporting (as such term is defined in Rule 13a-15 and 15d-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and (2) no change in the Company’s internal control over financial reporting that has materially negatively affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
          (u) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including material information pertaining to the Company’s operations and assets managed by the Adviser, is made known to the Company’s Chief Financial Officer by others within the Company and the Adviser, and such disclosure controls and procedures are effective to perform the functions for which they were established;
          (v) There are no agreements requiring the registration under the Act of, and there are no options, warrants or other rights to purchase any shares of, or exchange any securities for shares of, the Company’s capital stock;
          (w) The Company owns, or has obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights, trade secrets and other proprietary information described in the Time of Sale Information and the Offering Memorandum which are necessary for the conduct of its businesses;
          (x) The Company maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and its business; all such insurance is fully in force;
          (y) Except as disclosed in the Time of Sale Information, the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Information or filed as an exhibit to the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Commission, and no such termination or non-renewal has been threatened by the Company or, to the Company’s knowledge, any other party to any such contract or agreement;
          (z) The Company has not, directly or indirectly, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company;
          (aa) Neither the Company nor, to the Company’s knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required by the Act to be disclosed in a registration statement to be filed with the Commission under the Act and that is not so described in the Time of Sale Information;
          (bb) Neither the Company nor, to the Company’s knowledge, any of its respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act, to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities;
          (cc) Except as disclosed in the Time of Sale Information, (i) no person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the Investment Company Act and the Advisers Act and (ii) to the knowledge of the Company, no director of the Company is an “affiliated person” (as defined in the Investment Company Act) of any of the Initial Purchasers;
          (dd) The operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act applicable to a BDC and the rules and regulations of the Commission thereunder;

          (ee) The Company has not distributed any offering material in connection with the offering or sale of the Securities other than the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum;
          (ff) None of the persons identified as “independent directors” in the Time of Sale Information is an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act;
          (gg) Except as described in the Time of Sale Information, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers or stockholders of the Company, on the other hand, that is required by the Act to be described in a registration statement to be filed with the Commission, which is not so described in the Time of Sale Information;
          (hh) Except as disclosed in the Time of Sale Information, neither the Company nor the Adviser has any lending or other commercial relationship with any affiliate of any Initial Purchaser and the Company will not use any of the proceeds from the sale of the Securities to repay any indebtedness owed to any affiliate of any Initial Purchaser;
          (ii) The Company qualified to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable year ended September 30, 2010. The Company is in compliance with the requirements of the Code necessary to continue to qualify as a RIC. The Company intends to direct the investment of the net proceeds of the offering of the Securities and to continue to conduct its activities in such a manner as to continue to comply with the requirements for qualification as a RIC under Subchapter M of the Code. Each of the Company and its Subsidiaries has filed all tax returns that are required to be filed and have paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in the Time of Sale Information in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company or any of its Subsidiaries that could, individually or in the aggregate, result in a Material Adverse Change;
          (jj) Other than the Subsidiaries and except as disclosed in the Time of Sale Information, the Company does not own, directly or indirectly, any shares of stock or any other equity or long term debt securities of any corporation or other entity. Other than Lighting by Gregory LLC and Nicos Polymers & Grinding Inc., the Company does not control (as such term is defined in Section 2(a)(9) of the Investment Company Act) any of the companies described in the Time of Sale Information under the caption “Portfolio Companies”;
          (kk) The Company is not aware that any executive, key employee or significant group of employees of any of the Company, the Adviser or the Administrator, plans to terminate employment with the Company or any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company;

          (ll) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on The New York Stock Exchange (the “Exchange”). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Exchange, nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing. The Company has continued to satisfy all Exchange listing requirements;
          (mm) The Company (i) has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Company and its Subsidiaries, (ii) is conducting its business in compliance with all laws, rules, regulations, decisions, directives and orders, except for such failure to comply which would not, either individually or in the aggregate, reasonably be expected to, result in a Material Adverse Change and (iii) is conducting its business in compliance with the requirements of the Investment Company Act;
          (nn) The Company’s filings under the Exchange Act and the Investment Company Act, when they were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the Investment Company Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;
          (oo) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA;
          (pp) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;
          (qq) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate, person acting on behalf of the Company or any of its Subsidiaries or any person or entity to whom the Company or any of its Subsidiaries has made loans, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use any of the proceeds received by the Company from the sale of Securities contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;
          (rr) At each Time of Delivery, the Securities will not be of the same class as securities listed on a national exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Time of Sale Information, as of the Applicable Time, and the Offering Memorandum, as of its date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Act;
          (ss) Neither the Company, the Adviser nor the Administrator, nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Act) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Act;
          (tt) Neither the Company, the Adviser nor the Administrator, nor any of their respective affiliates, nor any other person acting on their behalf (other than the Initial Purchasers, as to which no representation is made) has solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Act or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and
          (uu) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2(c) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act.
     2. (a) The Adviser represents and warrants to the Initial Purchasers that:
     (i) The Adviser has not sustained since January 2, 2008 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information; and, since January 2, 2008, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Adviser (any such change or development is hereinafter referred to as an “Adviser Material Adverse Change”), otherwise than as set forth or contemplated in the Time of Sale Information;
     (ii) The Adviser has been duly formed and is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum, and has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

     (iii) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement for the Company as contemplated by the Time of Sale Information. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission;
     (iv) This Agreement and the Investment Advisory Agreement have each been duly authorized, executed and delivered by the Adviser and constitute valid, binding and enforceable agreements of the Adviser, subject, as to enforcement, to the Enforceability Exceptions; except as amended as of April 30, 2008, the Investment Advisory Agreement has not been amended and continues in full force and effect;
     (v) None of the execution, delivery and performance of this Agreement or the Investment Advisory Agreement, or the consummation of transactions contemplated hereby and thereby (including the issuance and sale of the Securities and the issuance of the Underlying Securities upon conversion thereof), will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Adviser or any of its subsidiaries is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject, or (ii) result in any violation of the provisions of the limited liability company agreement of the Adviser or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Adviser or any of its subsidiaries or any of its properties except, with respect to clause (i), to the extent that any such conflict, breach or violation would not, individually or in the aggregate, result in an Adviser Material Adverse Change; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery or performance of any of this Agreement or the Investment Advisory Agreement, or the consummation of the transactions contemplated hereby and thereby by the Adviser, including the conduct of its business and the issuance and sale of the Securities and the issuance of the Underlying Securities upon conversion thereof, except such as have been obtained under the Investment Company Act and the Advisers Act;
     (vi) There are no legal or governmental proceedings pending to which the Adviser is a party or of which any of its property is the subject which, if determined adversely to the Adviser would individually or in the aggregate materially adversely affect the Adviser’s ability to properly render services to the Company or have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Adviser and, to the best of its knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (vii) The Adviser is not in violation of its limited liability company agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;
     (viii) The Adviser possesses all licenses, certificates, permits and other authorizations issued by appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and has not received any notice of proceeding relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Adviser Material Adverse Change;
     (ix) The descriptions of the Adviser and its principals and business, and the statements attributable to the Adviser, in the Time of Sale Information and the Offering Memorandum do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (x) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Time of Sale Information and the Offering Memorandum and under this Agreement and the Investment Advisory Agreement; the Adviser owns, leases or has access to all properties and other assets that are necessary to the conduct of its business and to perform the services, as described in the Time of Sale Information and the Offering Memorandum;
     (xi) The Adviser is not aware that (i) any of its executives, key employees or significant group of employees plans to terminate employment with the Adviser or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Adviser;
     (xii) The Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Investment Advisory Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization;
     (xiii) The Adviser has not taken, nor will the Adviser take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and the Adviser is not aware of any such action being taken by any affiliates of the Adviser;
     (xiv) The Adviser maintains insurance covering its properties, operations, personnel and businesses as it deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Adviser and its businesses; all such insurance is fully in force and effect;
     (xv) Neither the Adviser nor and of its subsidiaries, nor, to the knowledge of the Adviser, any director, officer, agent, employee, affiliate or other person acting on behalf of the Adviser or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA;
     (xvi) The operations of the Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the

Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Adviser, threatened; and
     (xvii) Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any director, officer, agent, employee, affiliate or person acting on behalf of the Adviser or any of its subsidiaries is currently subject to any U.S. sanctions administered by the OFAC; and the Adviser will not cause the Company to use any of the proceeds received by the Company from the sale of Securities contemplated by this Agreement, or cause the Company to lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (b) The Administrator represents and warrants to the Initial Purchasers that:
     (i) The Administrator has not sustained since January 2, 2008 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information; and, since January 2, 2008, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Administrator (any such change or development is hereinafter referred to as an “Administrator Material Adverse Change”), otherwise than as set forth or contemplated in the Time of Sale Information;
     (ii) The Administrator has been duly formed and is validly existing as a corporation and is in good standing under the laws of the State of New York, with power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;
     (iii) This Agreement and the Administration Agreement have each been duly authorized, executed and delivered by the Administrator and constitute valid, binding and enforceable agreements of the Administrator, subject, as to enforcement, to the Enforceability Exceptions; and the Administration Agreement has not been amended and continues in full force and effect;
     (iv) None of the execution, delivery and performance of this Agreement or the Administration Agreement, or the consummation of transactions contemplated hereby and thereby (including the issuance and sale of the Securities and the issuance of the Underlying Securities upon conversion thereof), will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Administrator or any of its subsidiaries is a party or by which the Administrator or any of its subsidiaries is bound or to which any of the property or assets of the Administrator or any of its subsidiaries is subject, or (ii) result in any violation of the provisions of the organizational documents of the Administrator or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Administrator or any of its subsidiaries or any of its properties except, with respect to clause (i), to the extent that any such conflict, breach or violation would not, individually or in the aggregate, result in an Administrator Material Adverse Change; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery or performance of any of this Agreement or the Administration Agreement, or the consummation of the transactions contemplated hereby and thereby by the Administrator, including the conduct of its business and the issuance and sale of the Securities and the issuance of the Underlying Securities upon conversion thereof, except such as have been obtained;
     (v) There are no legal or governmental proceedings pending to which the Administrator is a party or of which any of its property is the subject which, if determined adversely to the Administrator would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Administrator and, to the best of its knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (vi) The Administrator is not in violation of its certificate of incorporation or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;
     (vii) The Administrator possesses all licenses, certificates, permits and other authorizations issued by appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and has not received any notice of proceeding relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Administrator Material Adverse Change;
     (viii) The descriptions of the Administrator and its principals and business, and the statements attributable to the Administrator, the Time of Sale Information and the Offering Memorandum, if any, do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary required to be stated therein or necessary to make the statements therein not misleading;
     (ix) The Administrator has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Time of Sale Information and the Offering Memorandum and under this Agreement and the Administration Agreement; the Administrator owns, leases or has access to all properties and other assets that are necessary to the conduct of its business and to perform the services, as described in the Time of Sale Information and the Offering Memorandum;
     (x) The Administrator is not aware that (i) any of its executives, key employees or significant group of employees plans to terminate employment with the Administrator or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Administrator;
     (xi) The Administrator maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions for which it has bookkeeping and record keeping responsibility for under the Administration Agreement are recorded as necessary to permit preparation of the Company’s financial statements in conformity with generally accepted accounting principles and to maintain accountability for the Company’s assets and (ii) the recorded accountability for such assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (xii) The Administrator has not taken, nor will the Administrator take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and the Administrator is not aware of any such action being taken by any affiliates of the Administrator;
     (xiii) The Administrator maintains insurance covering its properties, operations, personnel and businesses as it deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Administrator and its businesses; all such insurance is in full force and effect;
     (xiv) Neither the Administrator nor and of its subsidiaries, nor, to the knowledge of the Administrator, any director, officer, agent, employee, affiliate or other person acting on behalf of the Administrator or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA;
     (xv) The operations of the Administrator and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Administrator or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Administrator, threatened; and
     (xvi) Neither the Administrator nor any of its subsidiaries nor, to the knowledge of the Administrator, any director, officer, agent, employee, affiliate or person acting on behalf of the Administrator or any of its subsidiaries is currently subject to any U.S. sanctions administered by the OFAC.
          (c) Each of the Company, the Adviser and the Administrator understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information and the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents and warrants with the Company as of the date hereof, as of the Applicable Time and as of each Time of Delivery and agrees with the Company as follows that:
     (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Act with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in Securities;

     (ii) neither it nor any person acting on its behalf has solicited offers for, or offered or sold, or will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Act or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and
     (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their offering except (a) to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A or (b) in accordance with the restrictions set forth under the caption “Transfer Restrictions” in the Time of Sale Information.
     3. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell the Initial Securities to each of the Initial Purchasers, and each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company, at a price equal to 97.50% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, from April 12, 2011 to the First Time of Delivery, the aggregate principal amount of Initial Securities set forth opposite the name of such Initial Purchaser in Schedule I hereto and (b) in the event and to the extent that the Initial Purchasers shall exercise the election to purchase Option Securities as provided below, the Company agrees to issue and sell the Option Securities to each of the Initial Purchasers, and each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company, at the Purchase Price plus accrued interest, if any, from April 12, 2011 to the Additional Time of Delivery with respect to such Option Securities. If any Option Securities are to be purchased, the amount of Option Securities to be purchased by each Initial Purchaser shall be the amount of Option Securities which bears the same ratio to the aggregate amount of Option Securities being purchased as the amount of Initial Securities set forth opposite the name of such Initial Purchaser in Schedule I hereto (or such amount increased as set forth in Section 11 hereof) bears to the aggregate amount of Initial Securities being purchased from the Company by the several Initial Purchasers, subject, however, to such adjustments to eliminate Securities in denominations other than $1,000 as the Representatives in their sole discretion shall make.
     Any such election to purchase Option Securities may be exercised only by written notice from the Representatives to the Company, given at any time in whole, or from time to time in part, within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate amount of Option Securities to be purchased and the date on which such Option Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 5(a) hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
     4. Upon the authorization by you of the release of the Initial Securities, the several Initial Purchasers propose to offer the Initial Securities for sale upon the terms and conditions set forth in the Offering Memorandum.
     5. (a) The Securities to be purchased by each Initial Purchaser hereunder, in one or more global Securities in book-entry form, all of which will contain the legends set forth in the Offering Memorandum under the caption “Transfer Restrictions”, which will be deposited by or on behalf of the Company with the Depository Trust Company (“DTC”) or its designated custodian, for the account of such Initial Purchaser, against payment by or on behalf of such Initial Purchaser of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004 (the “Closing Location”). The time and date of such delivery and payment shall be, with respect to the Initial Securities, 10:30 a.m., New York City time, on the third New York Business Day (as defined below) following the date hereof or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Option Securities, 10:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Initial Purchasers’ election to purchase such Option Securities, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Initial Securities is herein called the “First Time of Delivery”, such time and date for delivery of the Option Securities, if not the First Time of Delivery, is herein called an “Additional Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Securities and any additional documents requested by the Initial Purchasers pursuant to Section 9(k) hereof, will be delivered at the Closing Location, and the Securities will be delivered at DTC or its designated custodian, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.
     6. (A) The Company agrees with each of the Initial Purchasers:
          (a) To prepare the Offering Memorandum in a form approved by you; to make no further amendment or any supplement to the Preliminary Offering Memorandum, any Additional Disclosure Item, the Time of Sale Information or the Offering Memorandum prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to furnish you with copies of any amendment or supplement to the Time of Sale Information or the Offering Memorandum;
          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
          (c) To notify you promptly, and if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Time of Sale Information or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Time of Sale Information or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will promptly use its best efforts to obtain withdrawal thereof as soon as possible;
          (d) To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Securities. The Company will use its best efforts to cause the Underlying Securities to be listed on the Exchange and to maintain such listing;
          (e) While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities, prospective purchasers of the Securities designated by such holders, in each case upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act;
          (f) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Act;
          (g) None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Act or in any manner involving a public offering within the meaning of Section 4(2) of the Act;
          (h) During the period from the First Time of Delivery until one year after a Time of Delivery, the Company will not, and will not permit any of its subsidiaries to, resell any of the Securities that constitute “restricted securities” under Rule 144 under the Act that have been reacquired by any of them, except for Securities purchased by the Company or any of its subsidiaries and resold in a transaction registered under the Act;
          (i) To cooperate with the Representatives and use its reasonable best efforts to permit the offered Securities to be eligible for clearance and settlement through DTC;
          (j) Prior to 3:00 p.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Initial Purchasers with written and electronic copies of the Offering Memorandum in New York City in such quantities as you may reasonably request, and, if at any time prior to the expiration of nine months after the date of the Offering Memorandum, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Offering Memorandum in order to comply with law, to notify you and upon your request to prepare and furnish without charge to each Initial Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance;

          (k) If at any time prior to the First Time of Delivery, any event shall have occurred as a result of which any of the Time of Sale Information as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Time of Sale Information is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement any of the Time of Sale Information in order to comply with law, to notify you and upon your request to prepare and furnish without charge to each Initial Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of such amended or supplemented Time of Sale Information which will correct such statement or omission or effect such compliance;
          (l) During the period beginning from the date hereof and continuing to and including the date 45 days after the date of the Offering Memorandum (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose, except as provided hereunder, of any securities of the Company that are substantially similar to the Common Stock, including but not limited to any options or warrants to purchase shares of Common Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to the dividend reinvestment plan described in the Time of Sale Memorandum), without the prior written consent of the Representatives; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless each of J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC waive, in writing, such extension;
          (m) During a period of five years from the effective date of the Offering Memorandum and only to the extent not otherwise available on the Commission’s EDGAR system, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);
          (n) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Time of Sale Information under the caption “Use of Proceeds”;
          (o) To use its best efforts to maintain in effect its qualification and election to be treated as a RIC under Subchapter M of the Code for each taxable year during which it is a BDC under the Investment Company Act;
          (p) The Company, during a period of two years from the date hereof, will use its best efforts to maintain its status as a BDC; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a BDC, with the approval of the board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision;

          (q) To not take, and to cause its affiliates to refrain from taking, directly or indirectly, any action designed, to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities;
          (r) To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and
          (s) The Company will comply with the Act, the Exchange Act and the Investment Company Act, and the rules and regulations thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Offering Memorandum.
     (B) The Adviser agrees with each of the Initial Purchasers:
          (a) The Adviser will not take, and will cause its affiliates to refrain from taking, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities;
          (b) Neither the Adviser nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Act; and
          (c) Neither the Adviser nor any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Act or in any manner involving a public offering within the meaning of Section 4(2) of the Act.
          (d) During the period from the Closing Time until one year after a Time of Delivery, the Adviser will not, and will not permit any of its subsidiaries to, resell any of the Securities that constitute “restricted securities” under Rule 144 under the Act that have been reacquired by any of them, except for Securities purchased by the Company or any of its subsidiaries and resold in a transaction registered under the Act.
     7. The Company represents and agrees that, without the prior consent of the Representatives, (i) it will not distribute any offering material other than the Time of Sale Information or the Offering Memorandum, and (ii) it has not made and will not make any offer relating to the Securities that would constitute a “written communication” as defined in Rule 405 under the Act and which the parties agree, for the purposes of this Agreement, includes (x) any “advertisement” as defined in Rule 482 under the Act; and (y) any sales literature, materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any in-person roadshow or investor presentations (including slides and scripts relating thereto) made to investors by or on behalf of the Company (the materials and information referred to in this Section 7 are herein referred to as an “Additional Disclosure Item”); any Additional Disclosure Item the use of which has been consented to by the Representatives is listed on Schedule II(a) hereto.
     8. The Company covenants and agrees with the several Initial Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants; (ii) all expenses in connection with the preparation, printing and reproduction of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum and amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers and dealers; (iii) the cost of printing or producing any Agreement among Initial Purchasers, this Agreement, the Indenture, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Underlying Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(A)(b) hereof, including the fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky survey; (v) any fees charged by rating agencies for rating the Securities; (vi) all fees and expenses in connection with listing the Underlying Securities on the Exchange; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) the costs and charges of any transfer agent or registrar; (ix) the expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (x) “road show” expenses of the Company (including but not limited to travel and accommodations), and (xi) all other costs and expenses incident to the performance by the Company, the Adviser and the Administrator of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 13 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.
     9. The obligations of the Initial Purchasers hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, the Adviser and the Administrator herein are, at and as of such Time of Delivery, true and correct, the condition that the Company, the Adviser and the Administrator shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:
          (a) Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).
          (b) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Initial Purchasers, shall have furnished to the Representatives such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
          (c) Sutherland Asbill & Brennan LLP, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex I(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you;
          (d) Sutherland Asbill & Brennan LLP, counsel for the Adviser and the Administrator, shall have furnished to you their written opinion (a draft of such opinion being attached as Annex I(b) hereto), dated such Time of Delivery in form and substance satisfactory to you;

          (e) At the time of the execution of this Agreement, each of PricewaterhouseCoopers LLP and Grant Thornton LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Initial Purchasers containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements of the Company and its Subsidiaries included in the Time of Sale Information and the Offering Memorandum;
          (f) At each Time of Delivery, the Representatives shall have received from each of PricewaterhouseCoopers LLP and Grant Thornton LLP a letter, dated as of the Time of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph (e) of this Section, except that the specified data referred to shall not be more than three (3) business days prior to the Time of Delivery;
          (g) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Time of Sale Information any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information, and (ii) since the respective dates as of which information is given in the Time of Sale Information there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Time of Sale Information, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Offering Memorandum;
          (h) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Offering Memorandum;
          (i) The Underlying Securities shall have been duly listed, subject to notice of issuance, on the Exchange;
          (j) The Company shall have complied with the provisions of Section 6(A)(j) hereof with respect to the furnishing of offering memorandums on the New York Business Day next succeeding the date of this Agreement;
          (k) The Company, the Adviser and the Administrator shall have furnished or caused to be furnished to you at such Time of Delivery certificates of their respective officers satisfactory to you as to the accuracy of the representations and warranties of the Company, the Adviser and the Administrator herein at and as of such Time of Delivery, as to the performance by the Company, the

Adviser and the Administrator of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request;
          (l) The Company shall continue to be regulated as a BDC under the Investment Company Act;
          (m) The Securities shall be eligible for clearance and settlement through DTC;
          (n) The Company shall have obtained and delivered to the Initial Purchasers executed copies of an agreement from each of the directors and officers of the Company (as considered prior to the First Time of Delivery) in the form attached hereto as Exhibit A; and
          (o) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of any officers of the Company satisfactory to you regarding his or her investment intent with respect to the purchase of any Convertible Notes such officer is purchasing from the Company concurrently with the offer and sale of the Securities.
     10. (a) The Company will indemnify and hold harmless each Initial Purchaser, against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Time of Sale Information, the Offering Memorandum, or any amendment or supplement thereto, or any Additional Disclosure Item, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, or any amendment or supplement thereto, or any Additional Disclosure Item in reliance upon and in strict conformity with the Initial Purchaser Content.
          (b) The Adviser and the Administrator, severally and not jointly, will indemnify and hold harmless each Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Time of Sale Information, the Offering Memorandum, or any amendment or supplement thereto, or any Additional Disclosure Item, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Time of Sale Information, the Offering Memorandum, or any amendment or supplement thereto, or any Additional Disclosure Item, in reliance upon and in conformity with written information furnished to the Company by the Adviser (in the case of the Adviser) or the Administrator (in the case of the Administrator), respectively.
          (c) Each Initial Purchaser will indemnify and hold harmless the Company, the Adviser and the Administrator against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum,, or any amendment or supplement thereto, or any Additional Disclosure Item, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, or any amendment or supplement thereto, or any Additional Disclosure Item, in reliance upon and in conformity with the Initial Purchaser Content; and will reimburse the Company, the Adviser and the Administrator for any legal or other expenses reasonably incurred by the Company, the Adviser and the Administrator in connection with investigating or defending any such action or claim as such expenses are incurred; it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Preliminary Offering Memorandum and the Offering Memorandum furnished on behalf of each Initial Purchaser (collectively, the “Initial Purchaser Content”): (i) the first two sentences of the twelfth paragraph of text in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Plan of Distribution”, concerning price stabilization and (ii) the first sentence of the thirteenth paragraph of text in the Preliminary Offering Memorandum under the caption “Plan of Distribution”, concerning penalty bids.
          (d) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under Section 10(a), (b), (c) or (d) for any legal or other expenses subsequently incurred by such indemnified party (other than reasonable costs of investigation) in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives, representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Adviser and the Administrator on the one hand and the Initial Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Adviser and the Administrator on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Adviser and the Administrator on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Adviser or the Administrator on the one hand or the Initial Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Adviser and the Administrator and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company, the Adviser and the Administrator under this Section 10 shall be in addition to any liability which the Company, the Adviser and the Administrator may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Act and each broker-dealer affiliate of any Initial Purchaser; and the obligations of the Initial Purchasers under this Section 10 shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Adviser and to each person, if any, who controls the Company, the Adviser and the Administrator within the meaning of the Act. No party shall be entitled to indemnification under this Section 10 if such indemnification of such party would violate Section 17(i) of the Investment Company Act.
     11. (a) If any Initial Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Initial Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Time of Sale Information or the Offering Memorandum, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments or supplements to the Time of Sale Information or the Offering Memorandum which in your opinion may thereby be made necessary. The term “Initial Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.
          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.
          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Initial Purchasers to purchase Securities of a defaulting Initial Purchaser or Initial Purchasers, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Initial Purchasers to purchase and of the Company to sell the Option Securities) shall thereupon terminate, without liability on the part of any non-defaulting Initial Purchaser or the Company, except for the expenses to be borne by the Company as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

     12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Adviser, the Administrator and the several Initial Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Initial Purchaser or any controlling person of any Initial Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.
     13. If this Agreement shall be terminated pursuant to Section 11 hereof, the Company, the Adviser and the Administrator shall not then be under any liability to any Initial Purchaser except as provided in Sections 8 and 10 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Initial Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Initial Purchasers in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company shall then be under no further liability to any Initial Purchaser except as provided in Sections 8 and 10 hereof.
     14. In all dealings hereunder, the Representatives shall act on behalf of each of the Initial Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Initial Purchasers made or given by the Representatives jointly.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Initial Purchasers shall be delivered or sent by mail or overnight mail to you as the Representatives in care of J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 and Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036; and if to the Company shall be delivered or sent by mail or overnight mail to 10 Bank Street, Suite 1210, White Plains NY, 10606, Attention: Secretary; provided, however, that notices under subsection 6(A)(k) shall be in writing, and if to the Initial Purchasers shall be delivered or sent by mail or overnight mail to you as the Representatives at J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 or Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Department with a copy to Legal Department. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
     15. This Agreement shall be binding upon, and inure solely to the benefit of, the Initial Purchasers, the Company, the Adviser and the Administrator and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company or any Initial Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Initial Purchaser shall be deemed a successor or assign by reason merely of such purchase.
     16. Time shall be of the essence of this Agreement.
     17. Each of the Company, the Adviser and the Administrator hereby acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, the Adviser and the Administrator on the one hand, and the several Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company, the Adviser or the Administrator with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company, the Adviser or the Administrator except the obligations expressly set forth in this Agreement and (iv) each of the Company, the Adviser or the Administrator has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company, the Adviser and the Administrator agrees that it will not claim that the Initial Purchasers, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, the Adviser and the Administrator in connection with such transaction or the process leading thereto.
     18. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Adviser and the Administrator on the one hand and the Initial Purchasers on the other, or any of them, with respect to the subject matter hereof.
     19. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCES TO ITS PRINCIPLES OF CONFLICTS OF LAW.
     20. THE COMPANY, THE ADVISER, THE ADMINISTRATOR AND EACH OF THE INITIAL PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     21. THIS AGREEMENT MAY BE EXECUTED BY ANYONE OR MORE OF THE PARTIES HERETO IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, BUT ALL SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE ONE AND THE SAME INSTRUMENT.
     22. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Initial Purchasers imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
     23. Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (a “Claim”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company, the Adviser and the Administrator each consents to the jurisdiction of such courts and personal service with respect thereto. The Company, the Adviser and the Administrator each hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Initial Purchaser or any indemnified party. Each Initial

Purchaser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Adviser and the Administrator (each on its behalf and, to the extent permitted by applicable law, its members and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company, the Adviser and the Administrator each agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon each of the Company, the Adviser and the Administrator and may be enforced in any other courts to the jurisdiction of which any of the Company, the Adviser and the Administrator each is or may be subject, by suit upon such judgment.
     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Initial Purchasers, this Agreement and such acceptance hereof shall constitute a binding agreement among each of the Initial Purchasers, the Company, the Adviser and the Administrator. It is understood that the Representatives acceptance of this Agreement on behalf of each of the Initial Purchasers is pursuant to the authority set forth in a form of Agreement among Initial Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.
[Signature page follows]

Very truly yours, Fifth Street Finance Corp.
By:
	Name:	Bernard D. Berman
	Title:	President, Secretary, and Chief Compliance Officer

Fifth Street Management LLC
By:
	Name:	Bernard D. Berman
	Title:	Member

FSC, Inc.
By:
	Name:	Leonard M. Tannenbaum
	Title:	Chief Executive Officer

Accepted as of the date hereof: J.P. Morgan Securities LLC
By:
Name:
Title:

Morgan Stanley & Co. Incorporated
By:
Name:
Title:

On behalf of themselves and each of the other Several Initial Purchasers listed in Schedule I hereto